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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                     Date of Report (Date of earliest
                      event reported): July 19, 2004



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.  OTHER ITEMS.

  On July 19, 2004, President Casinos, Inc. announced that the re-zoning appeal related to the sale of its Biloxi President Broadwater Golf Course was denied in the Circuit Court of Harrison County, Mississippi. The Company had a contract to sell the golf course which was contingent upon the proposed re-zoning. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein .


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  (c)  The following exhibit is filed as part of this report:

   Exhibit Number                  Description
   --------------                  -----------

        99.1             Press Release dated July 19, 2004,
                         issued by President Casinos, Inc.


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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 19, 2004

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik
                                 Senior Vice President and
                                 Chief Financial Officer


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                                 EXHIBIT INDEX


  These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

  Exhibit Number                  Description
  --------------                  -----------

       99.1             Press Release dated July 19, 2004,
                        issued by President Casinos, Inc.